Exhibit 23.2


             CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
January 24, 1995, appearing on page 15 of Compaq Computer
Corporation's Annual Report on Form 10-K for the year ended
December 31, 1994.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

Houston, Texas
September 8, 1995